SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 19, 2004

Waters Instruments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(I.R.S. Employer Identification Number)

13507 26th Ave. N., Suite 102 Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On March 19, 2004, Waters Instruments, Inc. issued a press release announcing the sale of its Waters Network Systems division. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

Exhibit 99.1            Press release dated March 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2004

WATERS INSTRUMENTS, INC.

	By	/s/ Jerry W. Grabowski
Jerry W. Grabowski, President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

WATERS INSTRUMENTS, INC.

Exhibit No.	Description

99.1	Press Release dated March 19, 2004